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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Chromatis Networks Inc.; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Herrmann Technology, Inc.; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Deborah
C. Hopkins and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of June, 2000.



By:      /s/ PAUL A. ALLAIRE                By:      /s/BETSY S. ATKINS
         ----------------------------               ---------------------------
Name:    Paul A. Allaire                    Name:    Betsy S. Atkins
         Director                           Title:   Director
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                                                                    EXHIBIT 24.1


By:      /s/ CARLA A. HILLS                 By:      /s/ RICHARD A. McGINN
         ----------------------------               ---------------------------
Name:    Carla A. Hills                     Name:    Richard A. McGinn
Title:   Director                           Title:   Chairman of the Board and
                                                     Chief Executive Officer



By:      /s/ PAUL H. O'NEILL                By:      /s/ HENRY B. SCHACHT
         ----------------------------               ---------------------------
Name:    Paul H. O'Neill                    Name:    Henry B. Schacht
Title:   Director                           Title:   Director



By:      /s/ FRANKLIN A. THOMAS             By:      /s/ JOHN A. YOUNG
         ----------------------------               ---------------------------
Name:    Franklin A. Thomas                 Name:    John A. Young
Title:   Director                           Title:   Director



By:      /s/ DEBORAH C. HOPKINS             By:      /s/ JAMES S. LUSK
         ----------------------------               ---------------------------
Name:    Deborah C. Hopkins                 Name:    James S. Lusk
Title:   Executive Vice President and       Title:   Senior Vice President and
         Chief Financial Officer                     Controller